UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) of Baylake Corp. (the “Corporation”) held on June 7, 2010, the Corporation’s shareholders approved the Baylake Corp. 2010 Equity Incentive Plan (the “2010 Plan”).  The aggregate number of shares of the Corporation’s common stock, $5.00 par value per share, subject to the 2010 Plan is 750,000 shares.  Persons eligible for awards under the 2010 Plan will include current and prospective employees, non-employee directors, consultants or other persons who provide services to the Corporation and who hold, or will hold, positions of responsibility and whose performance, in the judgment of the Personnel and Compensation Committee or the management of the Corporation, can have a significant effect on the success of the Corporation.  Awards under the 2010 Plan may include incentive stock options and non-statutory stock options, shares of restricted stock or restricted stock units, or stock appreciation rights.  In all events, upon the occurrence of a change in control (as defined in the 2010 Plan), all awards will become fully vested and immediately exercisable, except as otherwise expressly provided in the 2010 Plan or the applicable award agreement.

The foregoing description of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan attached as Exhibit A to the Proxy Statement on Schedule 14A filed on April 28, 2010 in connection with the Corporation’s 2010 Annual Meeting, which is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the 2010 Annual Meeting:

(1)

The election of four Class III directors to serve on the Corporation’s Board of Directors for a three-year term expiring at the 2013 Annual Meeting of Shareholders; one new Class I director to serve on the Corporation’s Board of Directors for a one-year term until the 2011 Annual Meeting of Shareholders and one new Class II director to serve on the Corporation’s Board of Directors for a two-year term until the 2012 Annual Meeting of Shareholders.  The results of this proposal are as follows:

	For	Withheld
Roger G. Ferris	4,264,801	453,420
Thomas L. Herlache	3,968,768	749,453
Louis J. (Rick) Jeanquart	4,295,136	423,085
Paul J. Sturm	4,312,658	405,563
Elyse Mollner Stackhouse	4,299,456	418,765
Terrence R. Fulwiler	4,312,359	405,862

(2)	The approval of the Baylake Corp. 2010 Equity Incentive Plan The results of this proposal are as follows:

For	Against or Abstain
3,198,187	1,520,033

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Baylake Corp. 2010 Equity Incentive Plan, incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed on April 28, 2010 in connection with the Corporation’s 2010 Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2010

BAYLAKE CORP.

By:  /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Senior Vice President and Chief Financial

Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Baylake Corp. 2010 Equity Incentive Plan, incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed on April 28, 2010 in connection with the Corporation’s 2010 Annual Meeting

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